June 20, 2013

Supplement to the Fund’s prospectus dated April 12, 2012

The fourth paragraph of the “Summary Section — Principal Investment Strategies” and the fifth paragraph of the “Additional Information About the Fund’s Investment Strategies — Principal Investment Strategies” sections of the Fund’s prospectus are deleted and replaced with the following:

The Fund actively seeks to preserve capital. As a result, the Fund may sell portfolio companies and hold a substantial portion of its assets in cash, cash equivalents, or short-term fixed income securities during market downturns or during periods when the Fund’s Adviser is unable to identify sufficient companies that are trading below their intrinsic value per share to maintain a fully invested position. Cash equivalents include money market funds and investment grade short-term money market instruments (including U.S. Government and agency securities, commercial paper, certificates of deposit, and repurchase agreements). The Fund may not achieve its investment objective during periods when it is maintaining substantial defensive positions.

The following paragraph is added to the “Summary Section — Principal Risks” and “Additional Information About the Fund’s Investment Strategies — Principal Risks” sections of the Fund’s prospectus.

•

Defensive Risk. To the extent that the Fund attempts to hedge its portfolio or takes other defensive measures such as holding a significant portion of its assets in cash, cash equivalents, or short-term fixed income securities, the Fund may not achieve its investment objective. The Fund’s performance may substantially trail that of its benchmark and of other mutual funds with similar investment objectives if equity markets rally while the Fund is engaged in defensive strategies.

*  *  *  *  *  *  *  *  *

This Supplement, and the Fund’s prospectus dated April 12, 2012, as previously supplemented, provide information that you should know before investing in the Fund and should be retained for future reference. A Statement of Additional Information (“SAI”), dated April 12, 2012, as previously supplemented, has been filed with the Securities and Exchange Commission and is incorporated by reference into the prospectus. You may obtain a free copy of the Fund’s prospectus or SAI by calling Shareholder Services at (855) 367-6383.